FQF TRUST

QuantShares U.S. Market Neutral Momentum Fund (MOM)

QuantShares U.S. Market Neutral Value Fund (CHEP)

QuantShares U.S. Market Neutral Size Fund (SIZ)

QuantShares U.S. Market Neutral Anti-Beta Fund (BTAL)

SUPPLEMENT DATED DECEMBER 17, 2014 TO THE STATEMENT OF
ADDITIONAL INFORMATION DATED OCTOBER 28, 2014

The following replaces the section titled “Proxy Voting Policy and Procedures”:

PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees (“Board”) has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services.

While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of its advisory clients for whom the Adviser has voting authority, including the Funds. The Adviser retains an independent fiduciary, Institutional Shareholder Services (“ISS”), to vote proxies on behalf of its clients, and periodically conducts due diligence on ISS as part of its oversight responsibilities related to the use of ISS. The Adviser does not retain ISS to conduct research concerning the manner in which proxies should be voted.

The Proxy Voting Policy describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. Specifically, the Adviser seeks to avoid material conflicts of interest by having ISS vote proxies according to detailed, pre-determined guidelines, which the Adviser has determined are in the best interests of all its clients. Thus, absent unusual circumstances or specific client instructions, the Adviser votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. The Adviser believes that the ISS guidelines reflect industry best practices; and as the process for voting is automated, the instances in which votes are not cast, or not cast according to the guidelines, is minimized.

The Adviser’s portfolio management team is permitted, under certain circumstances, to vote contrary to the ISS guidelines, provided they believe they are acting in the best interests of clients and complete documentation to substantiate that belief. The Adviser’s CCO performs a review quarterly to ensure that, in any instances where the Adviser voted contrary to the ISS guidelines, the proper documentation was completed.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-617-292-9801 or the website of the SEC, www.sec.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.